SUPPLEMENT TO THE FIRST INVESTORS SPECIAL SITUATIONS FUND PROSPECTUS
                      DATED JANUARY 26, 2001, A SERIES OF
                           FIRST INVESTORS SERIES FUND



1. The second paragraph under "Who Manages the Special Situations Fund?" on page 9 of the prospectus is hereby deleted and replaced with the following:

              The Fund is managed by Patricia D. Poitra, Director of Equities. Prior to June 15, 2001, she was Co-Portfolio Manager of the Fund. Ms. Poitra is also responsible for the management of certain other First Investors Funds. She has been Director of Equities at FIMCO since October 1994.

THIS SUPPLEMENT IS DATED JUNE 27, 2001.



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                 SUPPLEMENT TO THE FIRST INVESTORS EQUITY FUNDS
                   PROSPECTUS DATED JANUARY 26, 2001, RELATING
                                     TO THE
                     FIRST INVESTORS SPECIAL SITUATIONS FUND
                                   A SERIES OF
                           FIRST INVESTORS SERIES FUND






1. The description of Manager Patricia D. Poitra under "Fund Management" on page 53 of the prospectus, is hereby deleted and replaced with the following:

            Patricia Poitra serves as Portfolio Manager of the Mid-Cap Opportunity Fund and the Special Situations Fund. Prior to June 15, 2001, she was Co-Portfolio Manager of the Special Situations Fund. Ms. Poitra has been Director of Equities at FIMCO since October 1994.

2. The description of David A. Hanover under "Fund Management" on page 53 of the prospectus is hereby deleted in its entirety.


THIS SUPPLEMENT IS DATED JUNE 27, 2001.